                                                                   Exhibit 10.36


                         LICENSED SOFTWARE ADDENDUM # 1

                                       to

                       MASTER TECHNOLOGY LICENSE AGREEMENT

                                     between

                               KYOCERA CORPORATION

                                       and

                          PEERLESS SYSTEMS CORPORATION

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                          LICENSED SOFTWARE ADDENDUM #1
                                       TO
                   MASTER TECHNOLOGY LICENSE AGREEMENT (MTLA)
                              DATED: April 1, 1997

1.0  Descriptions

1.1 The Authorized Products: Kyocera produced and branded monochrome or color laser printer products with print resolution of 2400 dots per inch (dpi) or less.

1.2  Licensed Software: Which shall be covered by this Addendum shall be:
a) PeerlessPrint(TM)XL (an emulation the Hewlett Packard Co.'s PCL XL) for use with monochrome laser printers with a non-Peerless developed operating system.
b)   PeerlessPage(TM)Imaging/Operating System for use with color laser printers
c) Windows Driver Source Code for PeerlessPrint(TM)5C (this shall include drivers for Windows 3.x, 95, and NT 4.0. Availability of NT 5.0 subject to its release and specification and good faith negotiation between the parties)
d)   PeerlessPrint(TM)5C (an emulation of Hewlett Packard Co.'s PCL 5c)

2.0  Copyright Notice

For the purpose of this Addendum, the trademark notices required pursuant to
Section 5.2 of the MTLA shall be for each of the trademarked products noted in
Section 1.2 above:

                    Trademark of Peerless Systems Corporation

3.0  Training

Pursuant to Section 4.0 of the MTLA, Peerless will make available suitable training for up to ten (10) Kyocera personnel. Such training will be held at Peerless' El Segundo facility. Kyocera will be responsible for all costs associated with the travel and living expenses of their respective employees. The initial training class of up to 5 (five) days is provided gratis and maybe video taped by Kyocera for their future use. Additional training classes may be contracted for by Kyocera at Peerless' then standard rates.

4.0  Telephone Support

Kyocera shall be entitled to 40 hours of telephone technical support, for each Licensed Software identified in Section 1.2 of this Addendum #1 at no additional charge. Such support maybe provided only through a Kyocera employee who has been previously designated, and identified to Peerless, as the technical interface. Additional telephone support maybe provided at Peerless' then standard Time and Material rate.

5.0  License

Pursuant to Section 2.1 of the MTLA, Kyocera is licensed to use, copy, have copied, distribute and sell the Authorized Products (per Section 1.1 above) containing the Licensed Software (per Section 1.2 above).

6.0  Warranties

Pursuant to Section 8 of the MTLA, Kyocera is granted a warranty for the Licensed Software identified in this Addendum #1. Such warranty shall be for a period of * days from delivery of Source Code to Kyocera.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Pursuant to the Warranty limitations identified in Section 8.3 of the MTLA, the Peerless Warranty does not extend to the preexisting Kyocera supplied PCL5 or PJL code, or the impacts of such code to the Licensed Software.

7.0 License Fees and Payments. Kyocera shall pay Peerless the following Fees as compensation for the Licenses identified in Section 1.2 above.

7.1 Source License Fee for PeerlessPrint(TM)XL, PeerlessPrint(TM)5C, and PeerlessPage(TM) Imaging/Operating System. The total Source Code License Fee for PeerlessPrint(TM)XL, PeerlessPrint(TM)5C, and PeerlessPage(TM) Imaging/Operating System is U.S.$ * (* dollars). This amount became due and payable 30 (thirty) days after delivery of the Source Code to Kyocera by Peerless on January 24, 1997.

7.2 Limited Distribution Fee for PeerlessPrint(TM)XL, PeerlessPrint(TM)5C, and PeerlessPage(TM) Imaging/Operating System. Kyocera shall pay Peerless U.S. $* (* dollars) for Monochrome Kyocera Authorized Products and U.S. $* (* dollars) for Color Kyocera Authorized Products for a Limited Distribution License for PeerlessPrint(TM)XL, PeerlessPrint(TM)5C, and PeerlessPage(TM) Imaging/Operating System. This license is effective as of April 1, 1997 and will remain in effect either:

          a) through March 31, 2001, or twelve calendar quarters following First Customer Shipment (FCS) of the initial Authorized Product containing the Licensed Software (whichever occurs sooner): or,

          b) as long as the cumulative Equivalent Recurring License Fees (as calculated per Section 7.3 of this Amendment) remains less then the Limited Distribution License for each product segment as identified herein this Section 7.2 (for purposes of this contract Product Class shall mean either Monochrome or Color Kyocera Authorized Products.) In the event, that the cumulative Equivalent Recurring License Fees equals, or exceeds the Limited Distribution Fees for either Product Class at the end of any of the twelve calendar quarters then:

               i) Kyocera will promptly pay Peerless any difference between the cumulative Equivalent Recurring License Fee and the Limited Distribution Fee; and,

               ii) All further licensed use of the Licensed Software will be made on the basis of payment of a Recurring Per Unit License Fee which is the equivalent of the Equivalent Recurring License Fee as established in Section 7.3 of this Addendum.

     If at the end of the twelve (12) calendar quarters, as defined in this
     Section 7.2, the Limited Distribution License Fee exceeds the Equivalent Recurring License Fee, Kyocera shall relinquish any claim to recovery of any portion of the Limited Distribution Fee.

7.3 Equivalent Recurring License Fee. The Equivalent Recurring License Fees for each of the Product Classes shall be calculated as follows:

        7.3.1  For Monochrome Products *% ( * ) of the Suggested Retail Price
               (SRP) of the Authorized Kyocera Product.


* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    Page 14
                              PEERLESS PROPRIETARY

               7.3.2  For Color Products *% ( * ) of the
                      Suggested Retail Price (SRP) of the Authorized Kyocera Product.

7.4 Unlimited Distribution and Source Code License Fee for Windows Driver. Kyocera shall pay Peerless a fee of U.S. $* (* dollars) for an Unlimited Distribution rights and a Source Code License for a Peerless developed Windows Driver. This right and license is effective as of April 1, 1997 and will remain in effect either: through March 31, 2001, or twelve calendar quarters following First Customer Shipment (FCS) of the initial Authorized Product containing the Peerless developed Windows Driver (whichever occurs sooner). This Unlimited Distribution and Source Code License Fee is in lieu of any Per Unit Recurring License Fees during the defined period.

               7.4.1 Following the defined period, Kyocera will retain the Source Code License, but will pay a Per Unit Recurring License Fee for each Kyocera Authorized Product shipped contained the Peerless developed Windows Driver as follows:

                      a) For each Color Kyocera Authorized Product a Per Unit Recurring License Fee of $* (*dollars).

                      b) For each Monochrome Kyocera Authorized Product a Per Unit Recurring License Fee of $* (*dollar).

7.5  Payment of the Limited and Unlimited Distribution Fees shall be as follows:

               a) On *, payment of U.S. $* (*dollars) of the Limited Distribution Fee and U.S. $* (* dollars) of the Unlimited Distribution and Source Code License Fee; and,

               b) On *, payment of U.S. $* (*dollars) of the Limited Distribution Fee; and, U.S. $* (* dollars) of the Unlimited Distribution and Source Code License Fee; and,

               c) On *, payment of U.S. $* (*dollars) of the Limited Distribution Fee; and, U.S. $* (*) of the Unlimited Distribution and Source Code License Fee

               d) On *, payment of U.S. $* (*dollars) of the Limited Distribution License Fee.

               e) On *, payment of U.S. $* (*dollars) of the Limited Distribution License Fee.

7.6 Reporting. Kyocera will be responsible to provide Peerless a report containing the Equivalent Recurring License Fees and the Cumulative Equivalent Recurring License Fee within thirty (30) days following the end of each calendar quarter. In the event that the Equivalent Recurring License Fee becomes the Recurring Per Unit License Fee (per Section 7.2 herein) or at the expiration of the Unlimited Distribution License, or at the expiration of the defined period for the Unlimited Distribution of the Peerless developed Windows driver, Kyocera will continue to be responsible to provide reports detailing continued use of the Licensed Software.

8.0 Peerless QuickPrint(TM)1800 Co-Processor. Kyocera shall have a license to use the Peerless QuickPrint(TM)1800 Co-Processor with the Kyocera Authorized Products. Kyocera may procure the Peerless QuickPrint(TM)1800 Co-Processor directly from its Licensed manufacturer, Motorola Semiconductor Inc. or their Authorized Distributor(s), at terms and conditions which are mutually acceptable between Kyocera and Motorola.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                     Page 15
                              PEERLESS PROPRIETARY

9.0 Maintenance Agreement. At Kyocera's option, it may enter into a Master Technology Maintenance Agreement (MTMA) with Peerless to provide support to customer generated problems which may occur on uses and applications which are within mutually agreed specifications and parameters. This MTMA must be executed prior to the completion of the Warranty period. The specific terms and conditions, other then price and length of coverage, associated with such a MTMA maybe mutually agreed to between the parties. The MTMA for the Licensed Software contained in this Addendum #1 the initial 15 (fifteen) months following the Warranty period; and, shall be U.S. $* (* dollars) for each 12 (twelve) month period thereafter.

10.0 The Authorized Kyocera Facility. Kyocera shall use the Licensed Software in its Yohga office, the Kyocera Tamaki plant, and at the Kyocera Electronics Incorporated facility.

IN WITNESS WHEREOF, the Parties hereto have executed this Licensed Software Addendum No. 1 as of the date first above written.


KYOCERA INC.                      PEERLESS SYSTEMS CORPORATION


By: /s/ Koji Seki                 By: /s/ Hoshi Printer
    -------------------------         -------------------------
(Authorized Signature)
Name:  Koji Seki                  Name:  Hoshi Printer
Title: Managing Director          Title: Vice President: Chief Financial Officer
Date: June 18, 1997               Date:  June 4, 1997

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                    Page 16
                              PEERLESS PROPRIETARY

Kupcera/Peerless MTLA Addendum #1, Amendment #1                     CONFIDENTIAL



                AMENDMENT #1 TO LICENSED SOFTWARE ADDENDUM #1 TO
                   MASTER TECHNOLOGY LICENSE AGREEMENT (MTLA)
                               DATED APRIL 1, 1997

This Amendment #1 is entered into on October 7, 1998 by and between Peerless(R) Systems Corporation ("Peerless") and Kyocera Corporation ("Kyocera"), jointly referred to as the "parties".

WHEREAS, Kyocera and Peerless entered into Master Technology License Agreement, inclusive of Licensed Software Addendum #1, dated April 1, 1997 (both documents referred to hereinafter as the "MTLA") under which Peerless granted Kyocera certain rights in its Licensed Software Products; and,

WHEREAS, the parties agree that the Licensed Software Addendum #1 should be revised to reflect dealings, modifications and changes previously agreed to between the parties, as detailed in this Amendment #1.

NOW THEREFORE, the parties agree to the following modifications, revisions and additions to the Licensed Software Addendum #1:

1.0  Section 1.2 shall be henceforth be denominated as Peerless Licensed
     Software:

2.0 The following new element shall be added to Section 1.2 (Peerless Licensed Software): "e) Windows 95/98 Driver Source Code for PeerlessPrint(R)XL."

3.0  The following new Section 1.3 shall be added subsequent to Section 1.2:
     "1.3 Kyocera Licensed Code: Kyocera shall license back to Peerless those modifications to the Windows Driver Source Code for PeerlessPrint(TM)5C that support and enable Double Byte applications. Peerless is granted a non-exclusive right and license to use, copy, have copied, modify, have modified, distribute and sell the Kyocera Licensed Code."

4.0 The following three Subsections shall be added subsequent to Section 7.2 (Limited Distribution Fee for PeerlessPrint(R)XL, PeerlessPrint(R)5C and PeerlessPage(TM)Imaging/Operating System):

     "7.2.1 For object code licenses for the Windows 95/98 and NT 4.0 PeerlessPrint(R)XL driver for utilization on Authorized Kyocera Products, Kyocera will pay Peerless U.S.$ * (* dollars) for unlimited use by Kyocera during the term through and including *.

     7.2.2 Peerless shall pay Kyocera $* (* dollars) for object code licenses for the modifications made by Kyocera to the Windows Driver for PeerlessPrint(R)5C which enable Double Byte applications for unlimited use for the term through and including *.

     7.2.3 Both parties agree to negotiate in good faith the per unit Recurring License Fee for the Peerless Licensed Software and the Kyocera Licensed Code defined in Subsections 7.2.1 and 7.2.2 respectively above, following the end of the defined Distribution License Term."

5.0  The following new Section 11.0 shall be added immediately subsequent to
     Section 10.0:

     "11.0 Peerless agrees to provide PeerlessPrint(R)XL Driver for Windows 98, NT 4.0 implementation and XL 2.x upgrade product completion on a 'best efforts' basis to deliver said products as soon as completed for PeerlessPrint(R)XL Driver for Windows 98, no later than calendar 2Q99 for the NT 4.0, and no later than calendar 3Q99 for the XL 2.x upgrade."

6.0 Except as specifically modified herein, all other terms and conditions of the MTLA shall remain in full force and effect. The MTLA, together with this Amendment #1 constitutes the entire agreement between the parties with respect to the matters covered herein.

IN WITNESS WHEREOF, the parties have caused this Amendment #1 to be executed by their respective authorized representatives.


KYOCERA CORPORATION                           PEERLESS SYSTEMS CORPORATION

By: /s/ Katsumi Komaguchi                     By: /s/ Cary A. Kimmel
    ---------------------------                   -----------------------------
Name:  Katsumi Komaguchi                      Name: Cary A. Kimmel
Title: General Manager Printer Division       Title: Director of Business
Date:  May 6, 1999                                   Development
///                                           Date:  October 23, 1998

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

FINAL                             Page 1 of 2   Initials: Peerless R ;Kyocera__
                                                                   ---

Kyocera/Peerless MTLA Addendum #1, Amendment #2                     CONFIDENTIAL


                AMENDMENT #2 TO LICENSED SOFTWARE ADDENDUM # 1 TO
                   MASTER TECHNOLOGY LICENSE AGREEMENT (MTLA)
                               DATED APRIL 1, 1997

This Amendment #2 is entered into on October 22, 1999 (the "Effective Date") by and between Peerless Systems(R) Corporation ("Peereless") and Kyocera Corporation ("Kyocera"), jointly referred to as the "parties".

WHEREAS, Kyocera and Peerless entered into both a Master Technology License Agreement dated April 1, 1997 (referred to as the "MTLA"), and a Licensed Software Addendum #1, dated April 1, 1997 as amended (collectively referred to as the "LSA") under which Peerless granted Kyocera certain rights in its Licensed Software Products; and,

WHEREAS, the parties agree that the Licensed Software Addendum #1 as amended should be further amended to reflect dealings, modifications and changes previously agreed to between the parties, as detailed in this Amendment #2.

NOW THEREFORE, the parties agree to the following modifications, revisions and additions to the Licensed Software Addendum #1:

1. Kyocera shall pay to Peerless U.S.$ * (* dollars) within * of the date of invoice, and Peerless and Kyocera herein amend the LSA to:

     a) Allow the unrestricted cross-charging of the Monochrome and Color pre-paid Limited Distribution Licenses; and

     b) Extend the Monochrome and Color pre-paid Limited Distribution Licenses until *; and

     c) Extend the Unlimited License on the Drivers for the PeerlessPrint(R)5C Win3.1/95/98/NT4.0, the PeerlessPrint(R) XL Win3.1/95/98/NT4.0 and the PeerlessPrint(R)XL v2.0 Win3.1/95/98/NT4.0 through *.

2. This amendment does not increase any obligations of Peerless pursuant delivers defined in the MTLA.

3. Both the Limited Distribution Fee set out in paragraph 7.2 of the LSA which has been paid by Kyocera and the Fee set out in paragraph 1 hereinabove are non-refundable and non-transferable.

4. Except as specifically modified herein, all other terms and conditions of the MTLA and the LSA shall remain in full force and effect. The MTLA and LSA, together with this Amendment #2 constitute the entire agreement between the parties with respect to the matters covered herein.

IN WITNESS WHEREOF, the parties have caused this Amendment #2 to be executed by their respective authorized representatives.


KYOCERA CORPORATION                           PEERLESS SYSTEMS CORPORATION

By: /s/ Katsumi Komaguchi                     By: /s/ Denis W. Retoske
     -----------------------------------          ------------------------------
Name:  Katsumi Komaguchi                      Name:  Denis W. Retoske
Title: General Manager Printer Division              for Cary A. Kimmel
Date:  December 28, 1999                      Title: Director of Business
   ///End                                            Development
                                              Date:  November 30, 1999

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

FINAL                             Page 2 of 2  Initials: Peerless R ; Kyocera__
                                                                  ---